                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          TERM LOAN AGREEMENT AND OTHER
                           RESTRUCTURED LOAN DOCUMENTS



                  This Second Amendment to Amended and Restated Term Loan Agreement and other Restructured Loan Documents ("Second Amendment") is made and dated as of December 1, 1995, by and among BROADWAY STORES, INC., formerly known as CARTER HAWLEY HALE STORES, INC., a Delaware corporation (the "Company" or "CHH"), BARCLAYS BANK PLC, a bank organized under the laws of the United Kingdom, THE TOKAI BANK LIMITED, a bank organized under the laws of Japan, acting through its Los Angeles Agency, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (collectively, "Banks," and individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for Banks (in such capacity, "Agent").

                                    RECITALS

                  A. Company, Banks and Agent are parties to that certain Amended and Restated Term Loan Agreement, dated as of October 8, 1992, as amended by that certain First Amendment to Amended and Restated Term Loan Agreement and other Restructured Loan Documents, dated as of October 11, 1995 (the "Amended and Restated Term Loan Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Amended and Restated Term Loan Agreement.

                  B. The Company, Agent and Banks desire to enter into this Second Amendment in order to modify the Amended and Restated Term Loan Agreement in certain respects.

                  NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

             AMENDMENTS TO AMENDED AND RESTATED TERM LOAN AGREEMENT

                  Effective upon the date hereof, Company, Agent and Banks hereby amend the Amended and Restated Term Loan Agreement as follows:

                  I.1 Definitions. All references in the Amended and Restated Term Loan Agreement and in the Restructured Loan Documents to the Amended and Restated Term Loan

Agreement or to any Restructured Loan Documents shall mean the Amended and Restated Term Loan Agreement and such Restructured Loan Documents, in each case as modified pursuant to this Second Amendment.

                  1.2 Amended Provisions Regarding Release of Stores. Section 3.02A of the Amended and Restated Term Loan Agreement is hereby amended and restated as follows:

                      "Section 3.02 Release and Nondisturbance Provisions.

                                    A. Release of Stores. In the event CHH
                  desires the release of a Store from the liens and security interests created by the applicable Security Documents, CHH shall deliver to Agent a release notice, which release notice shall identify with particularity the Store proposed to be released and shall certify as to the satisfaction of any and all conditions to such proposed release hereunder. Provided that the conditions set forth below are satisfied, Agent shall, on behalf of Agent and Banks, execute and deliver to CHH, within forty-five (45) days after receipt of the release notice (or as soon thereafter as practical following satisfaction of such conditions), an appropriate document releasing or reconveying, without recourse and without any warranty, express or implied, Agent's and Banks' interest in such Store from the liens and security interests created under the applicable Security Documents, upon payment by CHH to Agent (for the ratable benefit of Agent and Banks) of the sum of (1) a release price, which shall constitute a prepayment hereunder subject to Section 2.07, equal to 110% of the pro rata portion of the Amended and Restated Term Loan allocable to such Store, as described on Schedule 7 hereto (the "Allocable Loan Amount") plus (2) all accrued and unpaid interest due to the date of such release on the release price described in clause (1), plus (3) any breakage costs and other amounts described in Section 2.06 of this Agreement which are applicable to a prepayment in the amount of the release price being paid, plus (4) all other amounts, if any, then due and payable to Agent and Banks under the Restructured Loan Documents, including, without limitation, late payment charges, amounts advanced by Agent and/or Banks in accordance with the terms of the Restructured Loan Documents to cure any defaults under the Restructured Loan Documents, expenses of Agent and/or Banks required to be reimbursed thereunder, and any additional interest accrued to and including the date of such release by reason of the applicability of a default rate of interest. Notwithstanding anything to the contrary contained in the Agreement, (a) no release of any Store shall be permitted if a Default or an Event of Default exists hereunder; and (b) at the option of Agent and Majority Banks, as a condition to any release, Title Insurer (as hereinafter defined) must, at CHH's cost and expense, issue an endorsement to the Mortgagee's Title Policies (as hereinafter defined) satisfactory to Agent and Majority Banks, insuring that the release will not affect the priority of the Banks' liens on any unreleased Collateral. In connection with any such release, and as a condition thereto, CHH shall execute and deliver to Agent (for the ratable benefit of Agent and Banks) such modifications and supplements to the Restructured

                  Loan Documents and all other documents deemed necessary or appropriate by Agent and Majority Banks to ensure the continued effectiveness, validity, priority and enforceability of their liens, security interests and other rights under the Restructured Loan Documents following such release. CHH shall reimburse Agent and Banks for all reasonable direct out-of-pocket costs and expenses (including, without limitation, attorneys' fees and costs, including the allocable costs of in-house counsel and legal staff) which Agent or any Bank may incur in connection with any release hereunder. Any Store which, in accordance with the provisions of this Section 3.02A, is released from the lien and security interests created by the applicable Security Documents, shall no longer be considered to be a "Store" for any purpose hereunder. The term "Core Stores" or "Core Store" as used in the amended and restated Term Loan Agreement or in the other Restructured Loan Documents shall mean all or any portion of the Stores which are described on Schedule 8 attached hereto."

                                    1.3 Amended Provisions Regarding Cure
Rights. Clause C of Section 9.13 of the Amended and Restated Term Loan Agreement is hereby amended by replacing the following phrase in the second sentence thereof (i.e., the sentence which begins with the words, "Notwithstanding the foregoing,"): "in the case of any Store which is not a Core Store", with the following: "in the case of any Store".

                                   ARTICLE II
                 AMENDMENTS TO OTHER RESTRUCTURED LOAN DOCUMENTS

                  Effective upon the date hereof, Company, Agent and Banks hereby amend the other Restructured Loan Documents as follows:

                  2.1      Amendments to Security Documents.

                           (a) Each of the Mortgages is amended as follows: The
second sentence of Section 2.03 of each of the Mortgages is hereby amended by replacing the following phrase: "in the case of any Store which is not a Core Store", with the following: "in the case of any Store".

                           (b) Each of the Assignments of Leases is amended as
follows: The second sentence of Section 7(c) of each of the Assignments of Leases is hereby amended by deleting the following phrase therefrom: "in the event that the store located on the Property is not a Core Store".

                           (c) Each of the Assignments of Warranties is amended
as follows: The second sentence of Section 6(iii) of each of the Assignments of Warranties is hereby amended by deleting the following phrase therefrom: "in the event that the Store comprising part of the Property is not a Core Store (as defined in the Loan Agreement)".

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce Agent and Banks to enter into this Second Amendment, Company hereby represents and warrants to Agent and Banks as of the date hereof as follows:

                  3.1 Authorization. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary action of Company.

                  3.2 No Conflict. The execution, delivery and performance by company of this Second Amendment do not and will not (a) violate any Legal Requirements applicable to Company or its organizational documents, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation or indebtedness of the Company, or (c) result in or require the creation or imposition of any lien upon any of the properties of Company other than those created or permitted by the Restructured Loan Documents, as amended pursuant hereto.

                  3.3 Consents. The execution, delivery and performance by Company of this Second Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action by, any governmental authority, or any trustee or holder of any indebtedness or obligation of Company or other Person, or if required, such registration has been made, such consent or approval given, such notice given or such other appropriate action taken, and certified copies of the same have been delivered to Agent.

                  3.4 Binding Obligation. This Second Amendment is the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms.

                  3.5 Representations and Warranties in Loan Documents. The representations and warranties of Company contained in the Restructured Loan Documents, as amended pursuant hereto, are true and correct on and as of the date hereof as though made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing as of the date hereof or has resulted or will result herefrom.

                  3.6 No Offset. Company has no claims, offsets or defenses with respect to the payment of any sums or performance of any obligations due under the Restructured Loan Documents.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.1 Ratification of Loan Documents. Except as expressly amended or terminated hereby or pursuant hereto, the Amended and Restated Term Loan Agreement and the other Restructured Loan Documents shall remain in full force and effect accordance with their terms, and hereby in all respects ratified and confirmed. Nothing in this Second Amendment shall impair the first priority liens of the Mortgages on any unreleased collateral. Agent and Banks hereby reserve all rights provided under the Restructured Loan Documents, as amended hereby, with respect to any existing Defaults or Events of Default, if any. The Company affirms and agrees that the Security Documents, as amended hereby, secure the full performance of each and every obligation under the Master Principal Note, the Master Capitalized Interest Note, the Amended and Restated Term Loan Agreement and the Obligations as defined therein, and that the Security Documents continue to be effective as, and to constitute, first and prior liens and charges on the Stores to the full extent of all obligations secured thereby.

                  4.2 Waiver of One Form of Action and Anti-Deficiency Rules. In consideration of the Agent's and Banks' entering into this Second Amendment, the Company hereby expressly and irrevocably waives all rights, privileges, benefits and defenses that the Company may have under, arising out of, or based on California Code of Civil Procedure Sections 580a, 580d and 726. Without limiting the foregoing, the company agrees not to plead or assert California Code of Civil Procedure Section 580a, 580d or 726 as an affirmative claim or a defense to, or in connection with, any action or other proceeding (including, but not limited to, any judicial or nonjudicial foreclosure under any of the Mortgages). The company hereby represents, warrants, and acknowledges that (a) the modifications of the Amended and restated Term Loan herein constitute a revision or modification and do not constitute a renewal of the Amended and restated Term Loan; and (b) the Agent and banks are relying upon such waivers and the foregoing representations, warranties and acknowledgments in entering into this Second Amendment, and without such waivers, representations, warranties and acknowledgments, the Agent and Banks would not do so.

                  4.3 Counterparts. This Second Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all such counterparts together shall constitute but one and the same.

                  4.4 Fees and Expenses. Whether or not the transactions contemplated hereby are consummated, Company shall pay promptly upon demand all reasonable fees, expenses and disbursements of counsel (including reasonably allocated costs of in-house counsel), and other out-of-pocket costs incurred by the Agent and any Bank in connection with the negotiation, documentation and closing of the transactions contemplated hereby.

                  4.5 Integration. The Restructured Loan Documents, including this Second Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Restructured Loan Documents, (b) supersede all oral negotiations and prior and other writings with respect to their subject matter, and (c) are intended by the parties as the final expression of their agreement with respect to the terms and conditions set forth in the Restructured Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Second Amendment and those of any other Restructured Loan Documents, the terms, conditions and provisions of this Second Amendment shall prevail.

                  4.6 Separability. If any court of competent jurisdiction determines any provision of this Second Amendment or any of the other Restructured Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Restructured Loan Documents. This Second Amendment shall be governed by California law. This Second Amendment is a Restructured Loan Document.

                  WITNESS the due execution of this Second Amendment by the respective duly authorized officers of the undersigned as of the date first written above.

                  Company/CHH:              BROADWAY STORES, INC. (formerly
                                            known as CARTER HAWLEY HALE STORES,
                                            INC.), a Delaware corporation

                                            By:       /s/ Karen Hoguet
                                               ---------------------------------

                                            Name:     Karen M. Hoguet
                                                 -------------------------------

                                            Title:    Vice President & Treasurer
                                                  ------------------------------


                  Agent and Banks:          BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, a national
                                            banking association, as Agent

                                            By:       /s/ Charles D. Graber
                                               ---------------------------------

                                            Name:     Charles D. Graber
                                                 -------------------------------

                                            Title:    Vice President
                                                  ------------------------------


                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, a national
                                            banking association, as a Bank

                                            By:       /s/ Clara Y. Strand
                                               ---------------------------------

                                            Name:     Clara Y. Strand
                                                 -------------------------------

                                            Title:    Vice President
                                                  ------------------------------


                                            BARCLAYS BANK PLC, as a Bank

                                            By:       /s/ Diane R. Vargas
                                               ---------------------------------

                                            Name:     Diane R. Vargas
                                                 -------------------------------

                                            Title:    Vice President
                                                  ------------------------------

                                            THE TOKAI BANK LIMITED, as a Bank

                                            By:       /s/ Masahiko Saito
                                               ---------------------------------

                                            Name:     MASAHIKO SAITO
                                                 -------------------------------

                                            Title:    Assistant General Manager
                                                  ------------------------------